UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

Aware Ultra-Short Duration Enhanced Income ETF
Ticker: AWTM

SEMI-ANNUAL REPORT

May 31, 2019

Beginning on February 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Aware Ultra-Short Duration Enhanced Income ETF

TABLE OF CONTENTS

A Message to our Shareholders	1
Portfolio Allocations	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	18
Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements	19
Information about Proxy Voting	22
Information about the Portfolio Holdings	22
Frequency Distribution of Premiums and Discounts	22
Information about the Fund’s Trustees	22

Aware Ultra-Short Duration Enhanced Income ETF

Dear Shareholders,

Although the year is only half over, 2019 has already been an exciting and consequential year for Aware Asset Management. On January 29, we launched our first exchange-traded fund (ETF), the Aware Ultra-Short Enhanced Income ETF. The ETF launched on January 29, and now at the close of the first half of our fiscal year, May 31, we are launching this inaugural semi-annual letter to shareholders to remark on what we’ve accomplished in the fund’s short history.

What We Intend to Accomplish

Aware Asset Management’s investment team navigates global markets by using in-depth research and analysis to effectively manage global risk and identify opportunities in today’s complicated market and regulatory environments.

The Aware Ultra-Short Duration Enhanced Income ETF is a way to bring our expertise to a wider market of investors. The fund is an actively-managed fixed-income ETF, which seeks to maximize current income, targeting a yield of 0.75% to 1.00% over the 3-month Treasury bill, while preserving capital and maintaining a high level of daily liquidity to meet our clients’ short-term operational needs.

We chose the ETF structure over that of the mutual fund because it provides high liquidity and tight spreads between share price and net asset value (NAV). The goal of the fund is to lower clients’ exposure to interest rate risk and market volatility using short duration securities.

We launched the fund with $10 million in seed capital, the initial capital investment needed to start the fund. In just four months (as of May 31), we have seen assets under management grow to over $123 million. This exceeded our expectations and Zacks Investment Research named our fund one of the successful ETF launches of the first quarter of 2019, because of the speed with which we accumulated assets.

We can’t take credit for all that. We were lucky to launch at a time when net inflows into fixed-income ETFs exceeded net inflows into domestic equity ETFs, commodity ETFs and international equity ETFs. Total assets in fixed-income ETFs jumped 21% to $702 billion over the 12-month period ending May 31, 2019, according to the Investment Company Institute. At the time of this letter, the Wall Street Journal reported that, by the end of June 2019, assets in fixed-income ETFs had topped $1 trillion.

While assets show enthusiasm for our product, assets don’t put money in our investors’ accounts. Our top-notch team of portfolio managers does that. From the fund’s January 29 launch through May 31, the Aware Ultra-Short Duration Enhanced Income ETF produced a total return of 1.52%, nearly double the 0.83% posted by our benchmark index, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, a measure of short-term (nearly risk free) U.S. Treasury bill securities.

What the Market Environment Looked Like

We were also fortunate to launch the same month that the Federal Reserve Bank (Fed) turned dovish and halted its tightening cycle; keeping its target range for the federal funds rate at 2.25% to 2.5%. In March, the Fed’s dot plot, (which represents the middle of members’ views of where the fed funds rate should be at the end of a period), showed more members lowered their views. After peaking at 3.125% during the second half of 2018, the Fed’s median dot plot has dropped to 2.375%. In other words, interest rate expectations dropped precipitously in a short period of time, on rising uncertainty over U.S. trade policy and the affect it’s having on global growth to heightened fears of global conflicts.

U.S. economic growth continued its expansion this year. Year over year, U.S. gross domestic product (GDP) grew 3.2% for the period ending March 2019 and 3.0% for the period ending December 2018. We believe run rate GDP growth will be below that of early 2019, as the 3.2% print in the first quarter of 2019 would have reflected the tariff-driven drop in imports from China (which are subtracted from GDP).

The U.S. Treasury curve saw rates fall materially 12 months and out. The short end of the curve was driven by expectations the fed funds rate would decline as the Fed turned more dovish than they were at the end of 2018. Over the six-month period ending May 31st, the 2-year U.S. Treasury note saw its yield plunge to 1.92% from 2.79%.

The long end of the curve was driven by lower-than-desirable inflationary pressure and geopolitical events, such as the current trade dispute with China, Brexit, and flare-ups in the Middle East. Over the same period, the 10-year U.S. Treasury note saw its yield tumble to 2.13% from 2.99%. During March, the 10-year Treasury note posted a yield lower than the 3-month U.S. Treasury bill; in other words, the yield curve inverted, for the first time since 2007. While the spread between the 10-year and 3-month U.S. Treasurys have been a reliable harbinger of economic slowdowns, in the current environment we believe the inversion is more reflective of the Fed’s reaction to persistently slow growth and low inflation expectations.

1

Aware Ultra-Short Duration Enhanced Income ETF

OUR FORECAST FOR THE NEAR FUTURE

We expect the current Goldilocks economy (stable growth, low unemployment, and low inflation) will propel the credit cycle further; making us less concerned about an abrupt end to the bull market. We also feel that the recent inversion of the yield curve will not lead to a recession within the near term. Fixed-income investors are currently willing to accept lower yields to hold a longer maturity security, which has the effect of making the slope of the yield curve look more ominous than it really is. Our concern will grow as the spread between the 10-year and 3-month US Treasury (-.22) approaches the 10-year term premium, which Adrian Crump & Munch (ACM) estimate to be -.85, as of May 31st. Every recession since the 1970s has seen the 10-year – 3-month spread drop below ACM’s estimate.

Combining our Goldilocks view of the economy with our belief that many fixed-income investors today are overly pessimistic, we continue to like spread product over US Treasurys, both in corporate and structured credit. This mean’s we are willing to push towards the higher end of our 75 to 100 basis point target above the 3-month Treasury bill.

Like the Fed, we remain data dependent. We will continue to closely monitor the geopolitical and financial environments to determine if our fund positioning remains true to our objective.

In conclusion, thank you for the assets you have entrusted us with. We deeply value your trust and will continue to focus our efforts on meeting your broad investment needs. For any questions regarding the Aware Ultra-Short Duration Enhanced Income ETF, please contact your financial adviser or call one of our shareholder associates at (866) 539-9530. We also encourage you to visit our website at AwareETF.com for additional information regarding the ETF or other thought pieces behind its management.

Sincerely,

John E. Kaprich, CFA
Investment Director, Aware Asset Management
Portfolio Manager, Aware Ultra-Short Duration Enhanced Income ETF

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting the Fund website, www.awareetf.com. Please read the prospectus carefully before you invest.

Past performance does not guarantee future results.

For the purpose of the Fund’s yield target, yield is defined as the weighted average yield-to-maturity of the Fund’s holdings. The yield or total return obtained by Fund shareholders may be different. Yield-to-maturity is the return from a fixed income instrument assuming the instrument is held to maturity. There is no guarantee that the fund will meet its income target. Inveting involves risk, including the loss of principal.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. The Fund is new with a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Fund; and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Fund shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

Since the Fund is actively managed it does not seek to replicate the performance of a specified index. The Fund therefore may have higher portfolio turnover and trading costs than index-based funds. The Fund may invest in other funds, and in so doing will incur the expenses and risks of those funds.

The ICE BofAML 3-Month TBill Index is an unmanaged index that measures returns of 3-month TBills. It is not possible to invest directly in an index.

Shares of the Fund are distributed by Foreside Fund Services, LLC.

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Aware Ultra-Short Duration Enhanced Income ETF

Portfolio Allocations as of May 31, 2019 (Unaudited)

Sector/Security Type	% of Net Assets
Banks	21.8%
United States Treasury Notes	14.8
Auto Manufacturers	12.7
Asset Backed Securities	8.1
Insurance	7.5
Mortgage Backed Securities	6.7
Pharmaceuticals	3.9
Miscellaneous Manufacturers	3.7
Diversified Financial Services	3.6
Collateralized Loan Obligations	3.5
Cash & Cash Equivalents (1)	2.5
Foreign Government Agency Obligations	2.4
Mining	1.9
Agriculture	1.7
United States Treasury Bills	0.8
Media	0.7
Chemicals	0.6
Forest Products & Paper	0.6
Pipelines	0.6
Real Estate Investment Trusts (REITs)	0.6
Oil & Gas Services	0.4
Trucking & Leasing	0.3
Aerospace & Defense	0.2
Oil & Gas	0.2
Software	0.2
100.0%

(1)	Represents cash, money market funds and other assets in excess of liabilities.

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Aware Ultra-Short Duration Enhanced Income ETF

Schedule of Investments at May 31, 2019 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES: 8.1%

	ALM XVIII, Ltd.
$500,000	4.247% (3 Month LIBOR USD + 1.650%), 1/15/28 [1]	$499,465
	Bayview Opportunity Master Fund IVa Trust 2016-SPL1
90,258	4.000%, 4/28/55	92,487
	Carlyle US Clo 2017-2, Ltd.
532,000	3.812% (3 Month LIBOR USD + 1.220%), 7/20/31 [1]	531,888
	Dryden 50 Senior Loan Fund
535,000	3.817% (3 Month LIBOR USD + 1.220%), 7/15/30 [1]	535,264
	Edsouth Indenture No 5, LLC
159,075	3.130% (1 Month LIBOR USD + 0.700%), 2/25/39 [1]	158,930
	Invitation Homes 2018-SFR1 Trust
250,000	3.382% (1 Month LIBOR USD + 0.950%), 3/17/37 [1]	247,858
	Invitation Homes 2018-SFR2 Trust
1,091,567	3.340% (1 Month LIBOR USD + 0.900%), 6/17/37 [1]	1,089,119
	Invitation Homes 2018-SFR3 Trust
2,407,626	3.432% (1 Month LIBOR USD + 1.000%), 7/17/37 [1]	2,406,724
750,000	3.582% (1 Month LIBOR USD + 1.150%), 7/17/37 [1]	751,302
	Invitation Homes 2018-SFR4 Trust
750,000	3.682% (1 Month LIBOR USD + 1.250%), 1/17/38 [1]	748,313
592,371	3.532% (1 Month LIBOR USD + 1.100%), 1/17/38 [1]	594,620
	Nelnet Student Loan Trust 2018-1
640,000	3.190% (1 Month LIBOR USD + 0.760%), 5/25/66 [1]	636,542
	Palmer Square CLO 2013-2, Ltd.
610,000	4.338% (3 Month LIBOR USD + 1.750%), 10/17/31 [1]	609,981
	Renew 2017-1
66,652	3.670%, 9/20/52	69,138
	Towd Point Mortgage Trust 2017-5
202,000	3.330% (1 Month LIBOR USD + 0.900%), 2/25/57 [1]	199,959
	Towd Point Mortgage Trust 2019-1
96,043	3.750%, 3/25/58 [1]	99,661

Principal Amount		Value
	Whitehorse XII, Ltd.
$750,000	3.847% (3 Month LIBOR USD + 1.250%), 10/15/31 [1]	$746,126
TOTAL ASSET BACKED SECURITIES
(Cost $9,998,218)		10,017,377

COLLATERALIZED LOAN OBLIGATIONS: 3.5%
	Black Diamond CLO 2013-1, Ltd.
269,000	4.038% (3 Month LIBOR USD + 1.450%), 2/6/26 [1]	269,224
	Oaktree CLO 2014-2, Ltd.
375,000	4.242% (3 Month LIBOR USD + 1.650%), 10/20/26 [1]	375,037
	Tralee CLO IV, Ltd.
2,437,000	3.782% (3 Month LIBOR USD + 1.190%), 1/20/30 [1]	2,429,572
475,000	4.242% (3 Month LIBOR USD + 1.650%), 1/20/30 [1]	467,657
	Venture XXX CLO, Ltd.
527,000	4.197% (3 Month LIBOR USD + 1.600%), 1/15/31 [1]	520,681
	Vibrant ClO VIII, Ltd.
250,000	3.842% (3 Month LIBOR USD + 1.250%), 1/20/31 [1]	248,355
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $4,290,268)		4,310,526

CORPORATE BONDS: 61.2%

Aerospace & Defense: 0.2%
	Harris Corp.
250,000	3.063% (3 Month LIBOR USD + 0.480%), 4/30/20 [1]	249,976
Agriculture: 1.7%
	Viterra, Inc.
2,000,000	5.950%, 8/1/20	2,065,796
Auto Manufacturers: 12.7%
	Ford Motor Credit Co., LLC
1,100,000	2.681%, 1/9/20	1,098,359
1,800,000	3.592% (3 Month LIBOR USD + 1.000%), 1/9/20 [1]	1,802,548
1,855,000	8.125%, 1/15/20	1,911,394
4,093,000	3.157%, 8/4/20	4,088,875
1,000,000	3.200%, 1/15/21	997,926
	General Motors Financial Co., Inc.
475,000	4.157% (3 Month LIBOR USD + 1.560%), 1/15/20 [1]	478,292
	Harley-Davidson Financial Services, Inc.
820,000	2.400%, 6/15/20	815,989
130,000	2.850%, 1/15/21	129,601

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at May 31, 2019 (Unaudited) (Continued)

Principal Amount		Value
CORPORATE BONDS: 61.2% (Continued)

Auto Manufacturers: 12.7% (Continued)
	Hyundai Capital America
$531,000	2.750%, 9/18/20	$530,445
288,000	3.000%, 10/30/20	288,639
	Nissan Motor Acceptance Corp.
1,000,000	2.125%, 3/3/20	994,436
1,050,000	2.150%, 7/13/20	1,041,755
	Volkswagen Group of America Finance, LLC
490,000	2.400%, 5/22/20	488,236
1,000,000	3.875%, 11/13/20	1,016,678
		15,683,173
Banks: 21.8%
	Barclays Bank PLC
512,000	3.215% (3 Month LIBOR USD + 0.650%), 8/7/20 [1]	512,435
1,000,000	2.650%, 1/11/21	998,564
	Barclays PLC
1,000,000	2.750%, 11/8/19	998,899
725,000	2.875%, 6/8/20	725,565
2,250,000	3.200%, 8/10/21	2,249,446
	Citigroup, Inc.
1,500,000	3.981% (3 Month LIBOR USD + 1.380%), 3/30/21 [1]	1,525,842
	Credit Suisse Group Funding Guernsey, Ltd.
500,000	3.125%, 12/10/20	502,647
	The Goldman Sachs Group, Inc.
1,526,000	4.291% (3 Month LIBOR USD + 1.770%), 2/25/21 [1]	1,560,412
	HSBC Bank USA NA
500,000	4.875%, 8/24/20	512,339
	HSBC Holdings PLC
1,750,000	3.120% (3 Month LIBOR USD + 0.600%), 5/18/21 [1]	1,751,145
	JPMorgan Chase & Co.
1,000,000	3.707% (3 Month LIBOR USD + 1.100%), 6/7/21 [1]	1,013,372
3,791,000	5.300% (3 Month LIBOR USD + 3.800%), 5/1/20 [1,2,3]	3,839,202
	Lloyds Bank PLC
500,000	6.500%, 9/14/20	521,141
	Lloyds Banking Group PLC
600,000	3.100%, 7/6/21	603,131
	Mitsubishi UFJ Financial Group, Inc.
1,425,000	3.668% (3 Month LIBOR USD + 1.060%), 9/13/21 [1]	1,442,361

Principal Amount		Value
Banks: 21.8% (Continued)
	Mizuho Financial Group, Inc.
$642,000	2.632%, 4/12/21	$642,348
1,000,000	3.748% (3 Month LIBOR USD + 1.140%), 9/13/21 [1]	1,013,021
1,509,000	3.461% (3 Month LIBOR USD + 0.940%), 2/28/22 [1]	1,521,540
	NatWest Markets PLC
840,000	6.125%, 1/11/21	882,044
	Sumitomo Mitsui Financial Group, Inc.
2,000,000	3.732% (3 Month LIBOR USD + 1.140%), 10/19/21 [1]	2,030,167
	UBS Group Funding Switzerland AG
450,000	4.042% (3 Month LIBOR USD + 1.440%), 9/24/20 [1]	456,882
1,000,000	3.000%, 4/15/21	1,003,667
	Wells Fargo Bank NA
600,000	3.325% (3 Month LIBOR USD + 0.490%), 7/23/21 [1,2]	604,613
		26,910,783
Chemicals: 0.6%
	LyondellBasell Industries NV
500,000	6.000%, 11/15/21	534,201
	Monsanto Co.
204,000	2.750%, 7/15/21	200,376
		734,577
Diversified Financial Services: 3.6%
	GE Capital International Funding Co. Unlimited Co.
4,500,000	2.342%, 11/15/20	4,456,183
Forest Products & Paper: 0.6%
	Georgia-Pacific, LLC
750,000	5.400%, 11/1/20	778,525
Insurance: 7.5%
	AEGON Funding Co., LLC
2,000,000	5.750%, 12/15/20	2,097,711
	MetLife, Inc.
3,169,000	5.250% (3 Month LIBOR USD + 3.575%), 6/15/20 [1,2,3]	3,197,410
	Metropolitan Life Global Funding I
300,000	2.970% (SOFR + 0.570%), 9/7/20 [1]	300,427
	Protective Life Global Funding
3,230,000	2.700%, 11/25/20	3,238,253
463,000	3.397%, 6/28/21	470,506
		9,304,307

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at May 31, 2019 (Unaudited) (Continued)

Principal Amount		Value
CORPORATE BONDS: 61.2% (Continued)

Media: 0.7%
	Discovery Communications, LLC
$850,000	2.800%, 6/15/20	$850,665
Mining: 1.9%
	Glencore Finance Canada, Ltd.
800,000	4.950%, 11/15/21	834,405
	Glencore Funding, LLC
1,465,000	2.875%, 4/16/20	1,470,022
		2,304,427
Miscellaneous Manufacturers: 3.7%
	General Electric Co.
400,000	2.100%, 12/11/19	398,373
325,000	5.500%, 1/8/20	330,014
2,000,000	2.200%, 1/9/20	1,993,494
1,724,000	5.300%, 2/11/21	1,787,940
		4,509,821
Oil & Gas: 0.2%
	Phillips 66
250,000	3.347% (3 Month LIBOR USD + 0.750%), 4/15/20 [1]	250,137
Oil & Gas Services: 0.4%
	Schlumberger Oilfield UK PLC
450,000	4.200%, 1/15/21	459,922
Pharmaceuticals: 3.9%
	Allergan Sales, LLC
1,000,000	4.875%, 2/15/21	1,027,398
	Bayer US Finance II, LLC
1,000,000	3.500%, 6/25/21	1,008,586
2,029,000	2.750%, 7/15/21	2,020,537
	Bayer US Finance, LLC
790,000	2.375%, 10/8/19	787,974
		4,844,495
Pipelines: 0.6%
	Spectra Energy Partners LP
725,000	3.299% (3 Month LIBOR USD + 0.700%), 6/5/20 [1]	727,731

Real Estate Investment Trusts (REITs): 0.6%
	Hospitality Properties Trust
757,000	4.250%, 2/15/21	767,039
Software: 0.2%
	VMware, Inc.
230,000	2.300%, 8/21/20	228,914

Principal Amount		Value
Trucking & Leasing: 0.3%
	Penske Truck Leasing Co. LP / PTL Finance Corp.
$230,000	3.050%, 1/9/20	$230,071
200,000	3.200%, 7/15/20	201,160
		431,231
TOTAL CORPORATE BONDS
(Cost $75,342,778)		75,557,702

FOREIGN GOVERNMENT AGENCY OBLIGATIONS: 2.4%
	FMS Wertmanagement
2,000,000	1.000%, 8/16/19	1,994,540
	Kommunalbanken AS
1,000,000	1.500%, 10/22/19	996,447
TOTAL FOREIGN GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,989,919)		2,990,987

MORTGAGE BACKED SECURITIES: 6.7%
	Atrium Hotel Portfolio Trust 2017-ATRM
1,335,000	3.370% (1 Month LIBOR USD + 0.930%), 12/15/36 [1]	1,331,437
795,000	3.940% (1 Month LIBOR USD + 1.500%), 12/15/36 [1]	794,434
	Atrium Hotel Portfolio Trust 2018-ATRM
100,000	3.870% (1 Month LIBOR USD + 1.430%), 6/15/35 [1]	100,094
	BBCMS 2018-TALL Mortgage Trust
900,000	3.162% (1 Month LIBOR USD + 0.722%), 3/15/37 [1]	895,954
	BX Trust 2017-SLCT
982,600	3.640% (1 Month LIBOR USD + 1.200%), 7/15/34 [1]	983,054
	CHT 2017-COSMO Mortgage Trust
200,000	3.840% (1 Month LIBOR USD + 1.400%), 11/15/36 [1]	200,100
	Fannie Mae Connecticut Avenue Securities
525,443	3.780% (1 Month LIBOR USD + 1.350%), 1/25/29 [1]	525,704
14,697	2.980% (1 Month LIBOR USD + 0.550%), 1/25/30 [1]	14,700
	Freddie Mac Structured Agency Credit Risk Debt Notes
2,037,517	6.580% (1 Month LIBOR USD + 4.150%), 1/25/25 [1]	2,159,278
153,390	4.380% (1 Month LIBOR USD + 1.950%), 5/25/25 [1]	155,873

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at May 31, 2019 (Unaudited) (Continued)

Principal Amount		Value
MORTGAGE BACKED SECURITIES: 6.7% (Continued)

	Hawaii Hotel Trust 2019-MAUI
$100,000	3.650% (1 Month LIBOR USD + 1.150%), 5/15/38 [1]	$100,023
	JP Morgan Mortgage Trust 2019-1
448,926	3.380% (1 Month LIBOR USD + 0.950%), 5/25/49 [1]	450,962
	Monarch Beach Resort Trust 2018-MBR
273,000	3.870% (1 Month LIBOR USD + 1.430%), 7/15/35 [1]	272,497
	WaMu Mortgage Pass-Through Certificates Series 2006-AR1 Trust
265,642	3.551% (12 Month US Treasury Average + 1.070%), 1/25/46 [1]	272,670
TOTAL MORTGAGE BACKED SECURITIES
(Cost $8,246,341)		8,256,780

UNITED STATES TREASURY OBLIGATIONS: 15.6%

United States Treasury Bills: 0.8%
1,000,000	2.335%, 7/30/19 [4,5]	996,391

United States Treasury Notes: 14.8%
1,000,000	1.000%, 6/30/19	998,943
2,000,000	1.625%, 6/30/19	1,998,806
1,100,000	0.875%, 7/31/19	1,097,257
1,000,000	3.625%, 8/15/19	1,002,325
1,200,000	1.000%, 8/31/19	1,195,758
5,000,000	1.250%, 8/31/19	4,985,449
5,000,000	1.625%, 8/31/19	4,989,649
1,500,000	3.375%, 11/15/19	1,506,445
500,000	1.750%, 11/30/19	498,486
		18,273,118
TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $19,268,519)		19,269,509

Shares		Value
MONEY MARKET FUNDS: 3.7%
4,533,076	First American Treasury Obligations Fund, Class X, 2.313% [6]	$4,533,076
TOTAL MONEY MARKET FUNDS
(Cost $4,533,076)		4,533,076
TOTAL INVESTMENTS IN SECURITIES: 101.2%
(Cost $124,669,119)		124,935,957
Liabilities in Excess of Other Assets: (1.2)%		(1,491,447)
TOTAL NET ASSETS: 100.0%		$123,444,510

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

[1]	Variable rate security; rate shown is the rate in effect on May 31, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[2]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on May 31, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[3]	Perpetual call date security. Date shown is next call date.
[4]	Rate represents the annualized yield to maturity from the purchase price.
[5]	Zero coupon security.
[6]	The rate quoted is the annualized seven-day effective yield as of May 31, 2019.

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

Statement of Assets and Liabilities May 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value (Cost $124,669,119) (Note 2)	$124,935,957
Cash	1,056
Receivables:
Investment securities sold	1,783,485
Interest receivable	836,500
Total assets	127,556,998

LIABILITIES
Payables:
Investment securities purchased	4,087,099
Management fees (Note 3)	25,389
Total liabilities	4,112,488
NET ASSETS	$123,444,510

COMPONENTS OF NET ASSETS
Paid-in capital	$122,990,188
Total distributable earnings	454,322
Net assets	$123,444,510

Net Asset Value (unlimited shares authorized):
Net assets	$123,444,510
Shares of beneficial interest issued and outstanding	2,450,000
Net asset value	$50.39

The accompanying notes are an integral part of these financial statements.

8

Aware Ultra-Short Duration Enhanced Income ETF

Statement of Operations For the Period Ended May 31, 2019 (Unaudited)(1)

INVESTMENT INCOME
Interest	$880,475
Total investment income	880,475

EXPENSES
Management fees (Note 3)	63,120
Total expenses	63,120
Net investment income	817,355

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	40,992
Change in net unrealized appreciation/depreciation on investments	266,838
Net realized and unrealized gain on investments	307,830
Net increase in net assets resulting from operations	$1,125,185

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to May 31, 2019.

The accompanying notes are an integral part of these financial statements.

9

Aware Ultra-Short Duration Enhanced Income ETF

Statement of Changes in Net Assets

Period Ended May 31, 2019 (1) (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$817,355
Net realized gain on investments	40,992
Change in net unrealized appreciation/depreciation on investments	266,838
Net increase in net assets resulting from operations	1,125,185

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(670,863)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (2)	122,990,188
Total increase in net assets	123,444,510

NET ASSETS
Beginning of period	—
End of period	$123,444,510

(2)	Summary of share transactions is as follows:

	Period Ended May 31, 2019 (1) (Unaudited)
	Shares	Value
Shares sold	2,850,000	$143,118,490
Shares redeemed	(400,000)	(20,128,302)
Net increase	2,450,000	$122,990,188

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to May 31, 2019.

The accompanying notes are an integral part of these financial statements.

10

Aware Ultra-Short Duration Enhanced Income ETF

Financial Highlights For a capital share outstanding throughout the period

	Period Ended May 31, 2019 (1) (Unaudited)
Net asset value, beginning of period	$50.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.50
Net realized and unrealized gain on investments	0.27
Total from investment operations	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.38)
Total distributions	(0.38)

Net asset value, end of period	$50.39
Total return	1.54	%(3)

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$123.4
Portfolio turnover rate	33	%(3)
Ratio of expenses to average net assets	0.23	%(4)
Ratio of net investment income to average net assets	2.98	%(4)

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to May 31, 2019.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

11

Aware Ultra-Short Duration Enhanced Income ETF

Notes to Financial Statements May 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”) is a diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”), which was organized as a Delaware statutory trust on June 4, 2018 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019.

The Fund’s investment objective is to seek to maximize current income targeting a yield of 0.75% to 1.00% over the yield of the most recently issued 3-month U.S. Treasury bill while maintaining a portfolio consistent with the preservation of capital and daily liquidity designed to meet the requirements of the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies for treatment equivalent to that of investment grade securities held by a U.S. insurance company, while striving to achieve the status denoting the highest available credit quality category for such investments held by U.S. insurance companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The Administrator will obtain prices of securities traded on a securities exchange from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Tidal ETF Services, LLC (“Tidal” and/or the “Administrator”) will obtain prices of certain debt and fixed income investments from Independent Pricing Agents each business day. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Fund’s primary and secondary pricing vendors or from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less when acquired will be valued at their market value. If a market value is not available from a pricing vendor or from an independent broker, the security shall be fair valued according to the Trust’s Fair Value Procedures.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis.

U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

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Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2019:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$10,017,377	$—	$10,017,377
Collateralized Loan Obligations	—	4,310,526	—	4,310,526
Corporate Bonds (1)	—	75,557,702	—	75,557,702
Foreign Government Agency Obligations	—	2,990,987	—	2,990,987
Mortgage Backed Securities	—	8,256,780	—	8,256,780
United States Treasury Obligations	—	19,269,509	—	19,269,509
Short-Term Investments	4,533,076	—	—	4,533,076
Total Investments in Securities	$4,533,076	$120,402,881	$—	$124,935,957

(1)	See Schedule of Investments for the industry breakout.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the fund’s next taxable year.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019; therefore, the Fund had no late year losses, no post October losses, and no Capital Loss Carryovers.

As of May 31, 2019 the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.

Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized

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Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income for the Fund are declared and paid on a monthly basis. Distributions to shareholders from net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.	Debt Securities Risk. The Fund invests in debt securities, such as bonds and certain asset-backed securities, that involve certain risks, including:

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

●

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

●	Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

I.

Agency Debt. The Fund invests in unsecured bonds or debentures issued by U.S. government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and government-sponsored entities, including, the Government National Mortgage Administration (“GinnieMae”). Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. By contrast, Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.

J.

Asset-Backed Securities. The Fund may invest in asset-backed securities. The price paid by the Fund for asset-backed securities, the yield the Fund expects to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

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Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

K.

Commercial Paper. The value of the Fund’s investments in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

L.	Exchange Traded Fund (“ETF”) Risks.

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

M.

Floating or Variable Rate Securities. The Fund may invest in floating or variable rate securities. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

N.

Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

O.

Mortgage Backed Securities (“MBS”). The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain MBS.

P.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

15

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

Q.

U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

R.

Foreign Currency and Foreign Currency Translation. The prices for foreign securities are reported in local currency. The Administrator converts these prices to U.S. dollars using currency exchange rates. Pursuant to contracts with the Trust’s Administrator, exchange rates are provided daily by Independent Pricing Agents. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service.

S.

Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Fund has chosen to early adopt the eliminated or modified disclosures.

T.

Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (“Toroso” and/or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration the Fund.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee based on the average daily net assets of the Fund at the annualized rate of 0.23%. Out of the unitary management fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser (collectively, “Excluded Expenses”). The unitary fees incurred are paid monthly to the Adviser.

Aware Asset Management, Inc. (the “Sub-Adviser”) serves as sub-adviser to the Fund pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for execution of the Sub-Adviser’s strategy of the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio. Pursuant to a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities it provides based on the average daily net assets of the Fund at the annualized rate of 0.21%. The sub-advisory fees incurred are paid monthly to the Sub-Adviser. Aware is a wholly-owned subsidiary of Aware Integrated, Inc., a nonprofit corporation.

Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal ETF Services LLC, the Fund’s administrator and an affiliate of the Adviser.

Tidal, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

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Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board of Trustees (“Board”); and monitors the activities of the Fund’s custodian, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and trustees of the Trust are affiliated with the Adviser and Sub-Adviser. None of the affiliated trustees or the Trust’s officers receive compensation from the Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended May 31, 2019, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and U.S. government securities were $111,394,283 and $25,078,673, respectively.

There were no purchases or sales of long-term U.S. government securities for the period ended May 31, 2019.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The amount and character of tax basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at the fiscal year-end; accordingly, tax basis balances have not been determined for the period ended May 31, 2019. Since the Fund does not have a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments. The tax character of distributions paid during the period ended May 31, 2019 (estimated), was as follows:

Distributions paid from:	May 31, 2019
Net investment income	$670,863
Long-term capital gains (1)	—

(1)	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on NYSE Arca (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

17

Aware Ultra-Short Duration Enhanced Income ETF

Expense Example For the Period Ended May 31, 2019 (1) (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 28, 2019 to May 31, 2019.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 28, 2019	Ending Account Value May 31, 2019	Expenses Paid During the Period (2)
Actual	$1,000.00	$1,015.40	$0.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.78	$1.16

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to May 31, 2019.

(2)

The actual expenses are equal to the Fund’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 123/365 to reflect the period from January 28, 2019 to May 31, 2019, the Fund’s commencement of operations date to the end of the period. The hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.23%, multiplied by 182/365 to reflect the most recent six-month period.

18

Aware Ultra-Short Duration Enhanced Income ETF

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met in person at a meeting held on December 18, 2018 to consider the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”), a series of the Trust, and Toroso Investments, LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement, due diligence materials relating to the Adviser (including the summary of the due diligence questionnaire completed by the Adviser in response to a specific request letter from the Trust’s outside legal counsel, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the proposed unitary advisory fee of the Fund, and the Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.

The nature, extent and quality of services to be provided by the Adviser to the Fund. The Board considered the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, as well as the responsibilities of other key personnel of the Adviser to be involved in the day-to-day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, oversight of the Fund’s sub-adviser, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Fund’s sub-adviser would be responsible for selecting the Fund’s investments and trade execution.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.

The investment performance of the Fund and the Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration. The Board also considered that because the investment decision-making for the Fund would be performed by the Fund’s sub-adviser, the Fund’s performance would not be the direct result of investment decisions made by the Adviser. Consequently, with respect to the Fund’s performance, the Board in the future would focus on the Adviser’s oversight of the Fund’s sub-adviser’s services, including the extent to which the Fund’s performance was achieving its investment objective.

3.

The cost of services to be provided and profits to be realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s proposed advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b-1 Plan. The Board noted that the Adviser agrees to pay, or require the Sub-Adviser to pay, all other expenses incurred by the Fund. The Board considered data compiled by Morningstar Direct relating to the cost structure of the Fund relative to a peer group of U.S. ultrashort bond ETFs. The Board noted the Fund’s proposed advisory fee of 0.23% was above the peer group average of 0.20% and the Fund’s expense ratio of 0.23% was above the peer group average of 0.19%.

19

Aware Ultra-Short Duration Enhanced Income ETF

basis for trustees’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board concluded that the Fund’s proposed expense ratio and the advisory fee to be paid to the Adviser were fair and reasonable in light of the comparative expense information and the investment management services to be provided to the Fund by the Adviser given the nature of the Fund’s actively-managed strategy. The Board also evaluated, based on information provided by the Adviser, the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s expected profitability with respect to the Fund and the Board further concluded that the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.

The extent of economies of scale as the Fund grows. The Board considered the potential economies of scale that the Fund might realize under the structure of the proposed advisory fee. The Board noted the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structure.

5.

The benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusions. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser will provide to the Fund; and (c) the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

At the in-person meeting held on December 18, 2018, the Board of the Trust also considered the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and Aware Asset Management, Inc., the Fund’s sub-adviser (the “Sub-Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the summary of the due diligence questionnaire completed by the Sub-Adviser in response to a specific request letter from the Trust’s outside legal counsel, Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, bibliographic information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Sub-Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.

The nature, extent and quality of services to be provided by the Sub-Adviser to the Fund. The Board considered the nature, extent and quality of the Sub-Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of John E. Kaprich, Andrea M. Roemhildt, Stephen J. Smitley and Ian C. Carroll, who will serve as the Fund’s portfolio managers, as well as the responsibilities of other key personnel of the Sub-Adviser to be involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by the Sub-Adviser, including information regarding the Sub-Adviser’s compliance program, its compliance personnel and compliance record, as well as the Sub-Adviser’s cybersecurity program and business continuity plan. The Board noted that the Sub-Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Sub-Adviser would be responsible for selecting the Fund’s investments and trade execution.

20

Aware Ultra-Short Duration Enhanced Income ETF

basis for trustees’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Sub-Adviser’s compliance program, were satisfactory.

2.

The investment performance of the Fund and the Sub-Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration.

3.

The cost of services to be provided and profits to be realized by the Sub-Adviser. The Board considered the structure of the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the services to be performed by the Sub-Adviser. Since the sub-advisory fees are to be paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to the Sub-Adviser. Consequently, the Board did not consider the cost of services provided by the Sub-Adviser or the potential profitability of its relationship with the Fund to be material factors for consideration given that the Sub-Adviser is not affiliated with the Adviser and, therefore, the sub-advisory fees to be paid to the Sub-Adviser were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees to be paid to the Sub-Adviser by the Adviser reflected an appropriate allocation of the advisory fee and were reasonable in light of the services to be provided by the Sub-Adviser.

4.

The extent of economies of scale as the Fund grows. Since the sub-advisory fees payable to the Sub-Adviser are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.

The benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Sub-Adviser from its association with the Fund. The Board concluded that the benefits the Sub-Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusions. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fee is reasonable in light of the services that the Sub-Adviser will provide to the Fund; and (c) the approval of the Sub-Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

21

Aware Ultra-Short Duration Enhanced Income ETF

Information about Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 539-9530 or by accessing the Fund’s website at www.awareetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available upon request without charge by calling (866) 539-9530 or by accessing the SEC’s website at www.sec.gov.

Information about the Portfolio Holdings (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website daily at www.awareetf.com.

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at www.awareetf.com.

Information about the Fund’s Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 539-9530. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.awareetf.com.

22

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 Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
Aware Asset Management, Inc.
3535 Blue Cross Road
Eagan, Minnesota 55122

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th
Philadelphia, PA 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Aware Ultra-Short Duration Enhanced Income ETF
Symbol – AWTM
CUSIP – 886364108

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	08/09/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	08/09/19

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	08/09/19

*	Print the name and title of each signing officer under his or her signature.